ACKNOWLEDGEMENT

WILLIAM W. ZUO hereby acknowledges that the undersigned has no interest, direct or indirect, in any shares of capital stock or other equity in InovaChem, Inc. (the “Company”), including without limitation, any options, warrants or other convertible securities to purchase or acquire securities in the Company, other than 732,500 shares of the Company’s Common Stock.

DATED:  December 11, 2009

/s/ William Zuo
William W. Zuo

ACKNOWLEDGEMENT

HENRY TOH hereby acknowledges that the undersigned has no interest, direct or indirect, in any shares of capital stock or other equity in InovaChem, Inc. (the “Company”), including without limitation, any options, warrants or other convertible securities to purchase or acquire securities in the Company, other than 1,645,000 shares of the Company’s Common Stock.

DATED:  December 8, 2009

/s/ Henry Toh
Henry Toh

ACKNOWLEDGEMENT

XIAOJING LI hereby acknowledges that the undersigned has no interest, direct or indirect, in any shares of capital stock or other equity in InovaChem, Inc. (the “Company”), including without limitation, any options, warrants or other convertible securities to purchase or acquire securities in the Company, other than 532,500 shares of the Company’s Common Stock.

DATED:  December 11, 2009

/s/ Xiaojing Li
Xiaojing Li

ACKNOWLEDGEMENT

SHAO JUN XU hereby acknowledges that the undersigned has no interest, direct or indirect, in any shares of capital stock or other equity in InovaChem, Inc. (the “Company”), including without limitation, any options, warrants or other convertible securities to purchase or acquire securities in the Company.

DATED:  December 11, 2009

/s/ Shao Jun Xu
Shao Jun Xu

ACKNOWLEDGEMENT

ALAN PRITZKER hereby acknowledges that the undersigned has no interest, direct or indirect, in any shares of capital stock or other equity in InovaChem, Inc. (the “Company”), including without limitation, any options, warrants or other convertible securities to purchase or acquire securities in the Company, other than 216,667 shares of the Company’s Common Stock.

DATED:  December 11, 2009
/s/ Alan Pritzker
Alan Pritzker

ACKNOWLEDGEMENT

MICHAEL KLEINMAN hereby acknowledges that the undersigned has no interest, direct or indirect, in any shares of capital stock or other equity in InovaChem, Inc. (the “Company”), including without limitation, any options, warrants or other convertible securities to purchase or acquire securities in the Company, other than 66,667 shares of the Company’s Common Stock.
DATED:  December 11, 2009

/s/ Michael Kleinman
Michael Kleinman